Exhibit 10.6

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

AMENDMENT No. 2 TO

LETTER AGREEMENT COM0250-25

This Amendment No.2 COM281-26 (the "Amendment No. 2") dated as of June 22, 2026, is between EMBRAER S.A. ("Seller") and SkyWest, Inc. (“Buyer”), individually referred to herein as a “Party” and collectively referred to herein as the “Parties”, and constitutes an amendment and modification to the Letter Agreement COM0250-25 dated June 17, 2025 (the “Letter Agreement”).

WHEREAS, concurrent with the execution of the Letter Agreement, Seller and Buyer executed on June 17, 2025, that certain Purchase Agreement COM0247-25 (as amended from time to time, the “Purchase Agreement”);

WHEREAS, concurrent with the execution of the Letter Agreement and the Purchase Agreement, Buyer and Seller amended that certain Purchase Agreement COM0028-13 dated February 15, 2013, pursuant to which Seller agreed to sell, and Buyer agreed to purchase, certain aircraft, all as set forth therein (such purchase agreement, as amended from time to time, the “2013 PA”);

WHEREAS, [***]

WHEREAS, [***]

All capitalized terms used in this Amendment No. 2 which are not defined herein shall have the meaning given in the Purchase Agreement or Letter Agreement, as applicable.  In the event of any conflict between this Amendment No. 2 and the Purchase Agreement or Letter Agreement,  this Amendment No. 2 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	[***]

2. COUNTERPARTS AND ELECTRONIC SIGNING

This Amendment No. 2 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. The Parties hereto acknowledge and agree that this Amendment No. 2 may be executed electronically through trusted digital signatures systems, as the case may be, and that such digital signatures will be as legal and binding as manually executed, wet ink original signatures of the respective Parties. This Amendment No. 2 may be exchanged by e-mail attaching a copy of the signed Amendment No. 2 in portable document format with originals to follow by an internationally recognized courier.

Amendment No. 2 to Letter Agreement COM0250-25 COM0281-26	Page 1 of 3

AMENDMENT No. 2 TO

LETTER AGREEMENT COM0250-25

3. MISCELLANEOUS

All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment No. 2, shall remain in full force and effect without any change.

[INTENTIONALLY LEFT BLANK- SIGNATURE PAGE FOLLOWS]

Amendment No. 2 to Letter Agreement COM0250-25 COM0281-26	Page 2 of 3

AMENDMENT No. 2 TO

LETTER AGREEMENT COM0250-25

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 2 to Letter Agreement on the date first written above.

EMBRAER S.A.		SKYWEST, INC.
By	/s/ Marcelo Pereira Santiago	By	/s/ Wade Steel
Name:	Marcelo Pereira Santiago	Name:	Wade Steel
Title:	VP Contracts & Asset Mgmt	Title:	Chief Commercial Officer

By	/s/ Marc Thomas Ahlgrimm
Name:	Marc Thomas Ahlgrimm
Title:	Director, Contracts

Place:	São José dos Campos,SP,Brazil	Place:	St. George, Utah, USA

Amendment No. 2 to Letter Agreement COM0250-25 COM0281-26	Page 3 of 3